BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 4, 2022 12:01 AM Pacific Time

Incorporation Number: **BC0956738**

Recognition Date and Time: *Incorporated on December 4, 2012 03:03 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

VICINITY MOTOR CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1008-550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 1008-550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1008-550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 1008-550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
White, James

Mailing Address:	Delivery Address:
227 LYTTON BLVD TORONTO ON M4R 1L6 CANADA	227 LYTTON BLVD TORONTO ON M4R 1L6 CANADA

Last Name, First Name, Middle Name:
Trainer, William

Mailing Address:	Delivery Address:
361 198TH STREET LANGLEY BC V2Z 0A6 CANADA	361 198TH STREET LANGLEY BC V2Z 0A6 CANADA

Last Name, First Name, Middle Name:
Miller, Joseph

Mailing Address:	Delivery Address:
3428 144TH STREET SURREY BC V4P 2A1 CANADA	3428 144TH STREET SURREY BC V4P 2A1 CANADA

Last Name, First Name, Middle Name:
Strong, Christopher

Mailing Address:	Delivery Address:
3168 262ND ST. ALDERGROVE BC V4W 2Z6 CANADA	3168 262ND ST. ALDERGROVE BC V4W 2Z6 CANADA

Last Name, First Name, Middle Name:
LaGourgue, John

Mailing Address:	Delivery Address:
3168 262ND STREET ALDERGROVE BC V4W 2Z6 CANADA	3168 262ND STREET ALDERGROVE BC V4W 2Z6 CANADA

Last Name, First Name, Middle Name:
Imanse, Andrew

Mailing Address:	Delivery Address:
276 SUNFLOWER ST. BREA CA 92821 UNITED STATES	276 SUNFLOWER ST. BREA CA 92821 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached